Provisions (Tables)	12 Months Ended
Jun. 30, 2020
Provisions [abstract]
Schedule of provisions

	Year ended June 30, 2020
	Legal claims (i)	Investments in associates and joint ventures (ii)	Site dismantling and remediation (iii)	Other provisions (iv, v)	Total
As of 06.30.18	2,290	5,453	367	2,122	10,232
Additions (i)	643	3,742	-	272	4,657
Recovery	(100)	(9)	-	-	(109)
Used during the period / year	(339)	-	(16)	-	(355)
Inflation adjustment	(76)	-	-	-	(76)
Currency translation adjustment	(30)	(527)	(9)	132	(434)
As of 06.30.19	2,388	8,659	342	2,526	13,915
Additions	443	-	33	-	476
Share of los of associates	-	(7,461)	-	-	(7,461)
Incorporated by business combination	56	-	-	-	56
Recovery	(43)	(1,009)	-	-	(1,052)
Used during the period / year	(651)	-	-	(181)	(832)
Inflation adjustment	(68)	-	-	-	(68)
Currency translation adjustment	370	(172)	72	199	469
As of 06.30.20	2,495	17	447	2,544	5,503

	June 30, 2020	June 30, 2019
Non-Current	3,063	11,452
Current	2,440	2,463
Total	5,503	13,915

(i) Additions and recoveries are included in "Other operating results, net".

(ii) Corresponds to the equity interest in New Lipstick with negative equity in 2019 and Puerto Retiro in 2020 and 2019. Additions and recoveries are included in "Share of profit / (loss) of associates and joint ventures".

(iii) The Group's companies are required to recognize certain costs related to the dismantling of assets and remediation of sites from the places where such assets are located. The calculation of such expenses is based on the dismantling value for the current year, taking into consideration the best estimate of future changes in prices, inflation, etc. and such costs are capitalized at a risk-free interest rate. Volume projections for retired or built assets are recast based on expected changes from technological rulings and requirements.

(iv) Provisions for other contractual obligations include a series of obligations resulting from a contractual liability or law, regarding which there is a high degree of uncertainty as to the terms and the necessary amounts to discharge such liability.

(v) In November 2009, PBC's Audit Committee and Board of Directors approved the agreement with Rock Real whereby the latter would look for and propose to PBC the acquisition of commercial properties outside Israel, in addition to assisting in the negotiations and management of such properties. In return, Rock Real would receive 12% of the net income generated by the acquired property. Pursuant to amendment 16 of the Israel Commercial Act 5759-1999, the agreement must be ratified by the Audit Committee before the third year after the effective date; otherwise, it expires. The agreement has not been ratified by the audit committee within such three-year term, so in January 2017 PBC issued a statement that hinted at the expiration of the agreement and informed that it would begin negotiations to reduce the debt. The parties have appointed an arbitrator that should render a decision on the dispute. The remaining corresponds to provisions related to investment properties.